SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                  FORM 8-K/A
                             AMENDED CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): June 29, 1998.

                        Commission file number    33-27126
                                               -------------

                                  PEEBLES INC.

                Virginia                                 54-0332635
         ------------------------                     -----------------
          (State of Incorporation)                     (I.R.S. Employer
                                                        Identification No.)

          One Peebles Street
          South Hill, Virginia                            23970-5001
         ------------------------                     -----------------
           (Address of Principal                           (Zip Code)
              Executive Offices)

 Registrant's telephone number, including area code:(804)447-5200
                                                   --------------

Item 7.  Financial Statements and Exhibits
(dollars in thousands, except per share amounts)

AMENDMENT TO PRIOR REPORT: This Current Report on Form 8-K/A hereby amends and makes reference to the registrant's Current Report on Form 8-K dated (and filed) July 14, 1998 reporting Item 2, Acquisition of Assets, which is incorporated herein by reference.

(a) HISTORICAL FINANCIAL STATEMENTS: The historical audited financial statements of the Ira A. Watson Co. for the fiscal years ended January 3, 1998 and December 28, 1996 are included as Exhibit 99 to this Amended Current Report on Form 8-K/A.

(b) PROFORMA FINANCIAL INFORMATION:   On June 29, 1998, a merger (the "Watson
Merger") was consummated whereby the Ira A. Watson Co. ("Watson's"), a Delaware corporation, became a wholly-owned subsidiary of Peebles Inc. ("Peebles" or the "Company"), a Virginia corporation. The $4,451 cash purchase price included $1,848 to the equity holders of Watson's, $1,352 to a financial services company for the Watson's proprietary credit card accounts receivable, and $1,251 in acquisition expenses. Proceeds used to fund the Watson Merger were provided by the Company's Credit Agreement, as amended and restated on June 29, 1998 (the "1998 Credit Agreement").

The Watson Merger has been accounted for under the purchase method of accounting. The preliminary allocation of the purchase price is as follows:

            Purchase Price                                     $  4,451
               Tangible net assets (liabilities) acquired:
                   Accounts receivable, net           $  1,185
                   Merchandise inventory, net            10,000
                   Fixed assets, net                      5,446
                   Bank debt                            (10,403)
                   Trade liabilities, net                (6,290)
                   Other net liabilities                 (1,589)
                                                       ----------
                  Tangible net assets (liabilities) acquired     (1,651)
                                                               -----------
            Excess of cost over net assets acquired            $  6,102

The excess of cost over net assets acquired is being amortized over a twenty-five year period beginning June 29, 1998.

Watson's, with its corporate headquarters and distribution center located in Knoxville, TN, operated 24 store locations in seven states immediately prior to the Watson Merger. Subsequent to the Watson Merger, Peebles will continue to operate the distribution center in Knoxville as a component of the Company's logistics network. The corporate office was closed in August as all corporate responsibilities were transferred to the Peebles corporate office in South Hill, VA. Peebles will continue to operate 22 of the store locations as Watson's through the end of the fiscal year, closing two store locations in August 1998.

The following unaudited proforma financial information reflects the results of theCompany's operations as if the Watson Merger occurred at February 2, 1997, the beginning of Peebles' fiscal year ended January 31, 1998 ("1997"). The Watson'sfiscal year 1997 began on December 29, 1996 and ended January 3, 1998. These proforma results have been prepared for comparison purposes only and do not purport to be indicative of what would have occurred had the Watson Merger taken place at the beginning of 1997 or of results which may occur in the future.

PEEBLES INC.
UNAUDITED PROFORMA FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENT OF INCOME
(dollars in thousands, except per share amounts)

                         Peebles          Watson's
                        Fiscal Year       Fiscal Year
                           Ended             Ended           Proforma       Proforma
                     January 31, 1998   January 3, 1998     Adjustments      Results
                     ----------------   ---------------     -----------     ---------
                       (Historical)       (Historical)
NET SALES               $ 217,694          $  80,441          $    --        $ 298,135
COSTS AND EXPENSES
  Cost of sales           130,820             54,328               --          185,148

  Selling, general and
   administrative
   expenses                60,324             28,121               --           88,445

  Depreciation and
   amortization (Note 1)    6,648              1,214              466            8,328
                         --------             ------            ------        ---------
                          197,792             83,663              466          281,921
                         --------             -------           ------        ---------
OPERATING INCOME (LOSS)    19,902             (3,222)            (466)          16,214
OTHER INCOME                  444              1,590               --            2,034
INTEREST EXPENSE (Note 2)   9,609              1,659              417           11,685
                          -------             -------           ------         -------
EARNINGS (LOSS) BEFORE
 INCOME TAXES              10,737             (3,291)            (883)           6,563
 INCOME TAXES               4,687                 10               --            4,697
                         --------             -------           ------         -------
NET INCOME (LOSS)        $  6,050           $ (3,301)         $  (883)         $ 1,866
                         ========            ========         ========         ========
Weighted average common stock outstanding                                        1,000
                                                                               ========
Net income per share                                                           $ 1,866

The unaudited proforma financial information presented below reflects the results of the Company's operations as if the Watson Merger occurred at February
1, 1998, the beginning of Peebles' six-month period ended August 1, 1998.   The
comparable Watson's six-month period ended June 28, 1998. These proforma results have been prepared for comparison purposes only and do not purport to be indicative of what would have occurred had the Watson Merger taken place at February 1, 1998 or of results which may occur in the future.

PEEBLES INC.
UNAUDITED PROFORMA FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENT OF INCOME
(dollars in thousands, except per share amounts)

                       Peebles         Watson's
 (unaudited)       Six-Month Period  Six-Month Period
                       Ended            Ended        Proforma      Proforma
                    August 1, 1998  June 28, 1998   Adjustments    Results
                   ---------------- ------------   -----------    ----------
                    (Historical)    (Historical)
NET SALES            $ 108,711       $  24,208       $    --        $ 132,919

COSTS AND EXPENSES
 Cost of sales          64,737          16,375            --           81,112
 Selling, general
  and administrative
  expenses              32,280          10,524            --           42,804
 Depreciation and
  amortization (Note 1)  3,677             514           233            4,424
                     ---------       ---------      ----------       --------
                       100,694          27,413           233          128,340
                     =========       =========      =========        ========
OPERATING INCOME(LOSS)   8,017          (3,205)         (233)           4,579
OTHER INCOME                30              24            --               54
INTEREST EXPENSE(Note 2) 4,682             574           209            5,465
                     ---------       ---------      --------         --------
EARNINGS (LOSS) BEFORE
 INCOME TAXES            3,365          (3,755)         (442)            (832)
INCOME TAXES             1,346              --            --            1,176
                     ---------       ---------      --------         --------
NET INCOME (LOSS)    $   2,019       $  (3,755)      $  (442)      $   (2,008)

Weighted average common stock outstanding                               1,000
                                                                     =========
Net income (loss) per share                                        $   (2,008)

NOTES TO THE UNAUDITED PROFORMA FINANCIAL RESULTS
(dollars in thousands)

1. Adjustment to record additional amortization expense related to $6,102 increase in the excess of cost over net assets acquired, and $2,364 in acquisition and financing expenses related to the Watson Merger.
2. Adjustment to record additional interest expense associated with the funding required to consummate the Watson Merger. Additional borrowings of $24,000 under the 1998 Credit Agreement are partially offset by the elimination of Watson's pre-acquisition debt and certain trade liabilities totaling $17,895.


(c) EXHIBITS:

    Number                           Exhibit

      2.2           Merger Agreement, dated May 21, 1998, by and among the
                    Registrant, Peebles Inc., and the Ira A. Watson Co.
      2.3           Stock Purchase Agreement, dated May 21, 1998, by and among
                    Registrant, the Ira A. Watson Stock Bonus (ESOP) Retirement
                    Plan, the Katherine Agnes Watson Testamentary Trust,
                    Constance Hewitt and the First Preferred Sellers, as
                    defined.
      99	           Audited Financial Statements of the Ira A. Watson Co. for
                    the fiscal years ended January 3, 1998 and December 28,
                    1996.

Pursuant to Rule 601 (b)(2) of Regulation S-K, the registrant agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any omitted schedules or similar attachments to Exhibits 2.2 and 2.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                                   PEEBLES INC.
                                                ------------------
                                                    (Registrant)

Dated:   September 11, 1998        By:  /s/      Michael F. Moorman
                                       ----------------------------------
                                                 Michael F. Moorman
                                                 President and Chief Executive
                                                 Officer (Principal Executive
                                                 Officer)


                   EXHIBIT  INDEX

    Number            Exhibit

      2.2 Merger Agreement, dated May 21, 1998, by and among the Registrant, Peebles Inc., and the Ira A. Watson Co.

      2.3 Stock Purchase Agreement, dated May 21, 1998, by and among the Registrant, the Ira A. Watson Stock Bonus (ESOP) Retirement Plan, The Katherine Agnes Watson Testamentary Trust, Constance Hewitt and the First Preferred Sellers, as defined.

      99 	            Audited Financial Statements of the Ira A. Watson Co. for
                      the fiscal years ended January 3, 1998 and December 28,
                      1996.